UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 15, 2009

CARNIVAL CORPORATION (Exact name of registrant as specified in its charter)	CARNIVAL PLC (Exact name of registrant as specified in its charter)

Republic of Panama (State or other jurisdiction of incorporation)	England and Wales (State or other jurisdiction of incorporation)

1-9610 (Commission File Number)	1-15136 (Commission File Number)

59-1562976 (I.R.S. Employer Identification No.)	98-0357772 (I.R.S. Employer Identification No.)

3655 N.W. 87th Avenue Miami, Florida 33178-2428 United States of America (Address of principal executive offices) (Zip code)	Carnival House, 5 Gainsford Street, London, SE1 2NE, United Kingdom (Address of principal executive offices) (Zip code)

(305) 599-2600 (Registrant’s telephone number, including area code)	011 44 20 7940 5381 (Registrant’s telephone number, including area code)

None (Former name or former address, if changed since last report)	None (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Since the adoption of the Articles of Association of Carnival plc in April 2003 at the time of the establishment of the dual listed company structure, there have been a number of developments in company law in the United Kingdom, including most significantly the enactment of the Companies Act 2006. This legislation has given rise to a number of changes to law and practice affecting public listed companies in the United Kingdom.

In order to take account of these changes, at the joint annual meetings of shareholders of Carnival Corporation and Carnival plc held on April 15, 2009, our shareholders adopted amended and restated Articles of Association of Carnival plc, which are consistent with current law and practice and with the changes brought about by the Companies Act 2006. The amendments to the Articles of Association of Carnival plc were described in our joint annual proxy statement filed with the U.S. Securities and Exchange Commission on March 2, 2009.

As a result of the amendments to the Articles of Association of Carnival plc and in response to corporate governance developments in the United Kingdom and United States, on April 14, 2009, our Board of Directors adopted the Third Amended and Restated By-Laws of Carnival Corporation, subject to shareholder approval of the amended and restated Articles of Association of Carnival plc. Simultaneous with the shareholder approval of the amendments to the Carnival plc Articles of Association on April 15, 2009, the Third Amended and Restated By-Laws became effective.The Third Amended and Restated By-Laws:

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amend Section 2.2 and add Section 3.22 to (a) adopt advance notice provisions to require shareholders to provide advance notice of their intention to submit proposals or director nominations prior to shareholder meetings, including procedures and timelines for such shareholder proposals and director nominations and (b) adopt requirements for any proposing shareholder to provide Carnival Corporation with certain information;

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add Section 3.21 to include a provision authorizing the Board of Directors of Carnival Corporation to act by written consent, consistent with the Third Amended and Restated Articles of Incorporation of Carnival Corporation; and

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add Section 3.23 to permit the Carnival Corporation board of directors to waive a conflict of interest (and certain fiduciary duties owed to the company) for a director if certain conditions set by the board are met.

In addition, on April 15, 2009, the Carnival plc Memorandum of Association was amended to reflect the increase in the authorized share capital of Carnival plc, which was approved by shareholders at the joint annual meetings of shareholders of Carnival Corporation and Carnival plc held on April 15, 2009.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

3.1	Third Amended and Restated By-Laws of Carnival Corporation.

3.2	Memorandum of Association of Carnival plc.

3.3	Articles of Association of Carnival plc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

CARNIVAL CORPORATION		CARNIVAL PLC

By:	/s/ Larry Freedman	By:	/s/ Larry Freedman
Name:	Larry Freedman	Name:	Larry Freedman
Title:	Chief Accounting Officer	Title:	Chief Accounting Officer

Date:	April 20, 2009	Date:	April 20, 2009

EXHIBIT LIST

Exhibit	Description
3.1	Third Amended and Restated By-Laws of Carnival Corporation.

3.2	Memorandum of Association of Carnival plc.

3.3	Articles of Association of Carnival plc.